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                                    FORM 8-K

                                 CURRENT REPORT

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                FEBRUARY 11, 2000
                Date of Report (Date of earliest event reported)

                               GROVE WORLDWIDE LLC
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                333-57611                                23-2955766
        (Commission File Number)            (IRS Employer Identification Number)

                 1565 BUCHANAN TRAIL EAST, SHADY GROVE, PA 17256
                    (Address of Principal Executive Offices)

                                 (717) 597-8121
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

On February 11, 2000 Grove Worldwide LLC and SkyJack, Inc. announced they have reached agreement in principle for a strategic alliance for the purpose of marketing, selling, and providing product support to North American large rental customers. The agreement also provides for joint supply/manufacture of scissors and boom type aerial work platform products. It includes agreement for distribution of each company's products through their respective existing distribution channels.

ITEM 7.  EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Not applicable

(b)      Pro Forma Financial Information.

         Not applicable

(c)      Exhibits.

Exhibit No.        Description of Exhibit

10.21 *            Strategic Alliance Between Grove Worldwide and SkyJack

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*        Filed Herewith.

SIGNATURES

                  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                   GROVE WORLDWIDE LLC

DATE: February 28, 2000            By   /s/ Stephen L. Cripe
                                     -----------------------
                                   STEPHEN L. CRIPE
                                   CHIEF FINANCIAL OFFICER
                                   (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)